EXHIBIT 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the Annual Report of Bi-Optic Ventures Inc. (the “Company”) on Form 10-KSB for the period ended February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harry Chew, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d)

     of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the

     Company.

/s/ Harry Chew

Harry Chew

Chief Executive Officer and Chief Financial Officer

May 28, 2004

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